UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

China Health Industries Holdings, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Binbei Street, Songbei District, Harbin City Heilongjiang Province, People’s Republic of China	150028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-88100688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 22, 2013, China Health Industries Holdings, Inc., a company incorporated under the laws of Delaware (the “Company”), completed the acquisition of Heilongjiang Huimeijia Pharmaceutical Co., Ltd. (“HLJ Huimeijia”).

As reported in the Company’s annual report on Form 10-K for the fiscal years ended June 30, 2013 and 2012 and the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2013, on April 10, 2013, the Company, through its wholly owned subsidiary Harbin Humankind Biology Technology Co., Limited, a limited liability company incorporated under the Company Law of the People’s Republic of China (“Humankind”), entered into an agreement with each of Liyuan Sun and Wenbin Zhang, the siblings of Mr. Xin Sun, the CEO of the Company, and the shareholders (the “Shareholders”) of HLJ Huimeijia, to purchase all of the equity interests of HLJ Huimeijia for a total purchase price of $16,339,869 (RMB100,000,000) (the “Purchase Price”). Humankind paid the Purchase Price from cash from its operations. Pursuant to a Supplementary Agreement dated June 18, 2013, ninety percent (90%) of the Purchase Price was prepaid to the Shareholders as of September 30, 2013. The remaining ten percent (10%) of the Purchase Price was prepaid to an independent third party in escrow, to be released within seven (7) business days of the completion of the ownership changes in registration of industry and commerce administration of HLJ Huimeijia.

On November 11, 2013, Humankind completed the ownership alternation procedures for business registration of HLJ Huimeijia with the local State Administration of Industry and Commence in Hailin City, Heilongjiang Province.

On November 22, 2013, the remainder of the Purchase Price was released to the Shareholders, the acquisition of one hundred percent (100%) of the equity interests of HLJ Huimeijia by Humankind was closed. The financial statements of HLJ Huimeijia will be consolidated into the financial statements of the Company from the fourth quarter of the calendar year of 2013.

HLJ Huimeijia was founded on October 30, 2003. It is engaged in the manufacture and distribution of tincture, ointments, rubber paste (including hormones), solution (topical), suppositories, liniment (including traditional Chinese medicine extraction), enemas and oral liquid. Its predecessor is Heilongjiang Xue Du Pharmaceutical Co., Ltd., which had built up its goodwill in market by its high-quality drug products. HLJ Huimeijia is a “high and new technology” enterprise with most comprehensive types of topical medical products in Heilongjiang Province, a northeastern province in China. The company has 21 products with the approval numbers issued by China State Food and Drug Administration (“CFDA”) as following:

	English Name	Efficacy
1	Enema Glycerini	Lubricating Laxative. Used for constipation.
2	Umguentum Acidi Borici Camphoratum	Dermerethistica. Used for chilblain.
3	Ge Hong Beriberi Water	Dehumidification insecticide. Used for tinea pedis and tinea manuum caused by damp toxin brewing and binding and other skin disease caused by enzyme.

4	Pelvic Inflammation Suppository	Heat-clearing and detoxifying, activating blood to promote menstruation disperse swelling and relieve pain. Used for toxin and blood stasis stagnation in the uterus, distending pain in the lower abdomen, irregular menses, algomenorrhea and leukorrhagia as well as pelvic inflammation and annexitis with the aforementioned symptoms.
5	Injury and Paralysis Tincture	Warm channel and expelling cold, promoting blood circulation to arrest pain. Used to relieve pain caused by traumatic injury and sprain.
6	Indometacin and Furazolidone Suppositories	Anti - inflammatory painkiller. Used to treat Acute haemorrhoid, including internal hemorrhoids, external hemorrhoids, mixed hemorrhoids, anal fissure or archosyrinx and relieve pain; Used to ease pain after the operation of anal fissure, archosyrinx or hemorrhoids.
7	Injury and Rheumatism relieving Paste	Dispelling Rheumatism and relieving pain. Used for headache, rheumatalgia, neuralgia, sprain and muscular soreness.
8	Refining GouPi Cream	Relax tendon, invigorate the circulation of blood, dissipate cold and relieve pain. Used for arthralgia and myalgia, acute contusion, sprain, rheumatalgia, arthralgia, hypochondriac pain and muscular soreness etc.
9	Muskiness Pain Relieving Paste	Expelling wind and removing damness, relaxing the tendons and unblocking collateral. Used for rheumatic arthralgia, low back cold pain and traumatic injury etc.
10	Muskiness Bone Strengthener Paste	Analgesia and anti-inflammatory. Used for rheumatalgia, arthralgia, backache, neuralgia, muscular soreness, sprain and contusion.
11	Matrine Suppositories	Antibacterial and antiphlogistic drugs. Used for trichomonas and candida vaginitis, chronic cervicitis and pelvic inflammation etc.
12	Ethacriding Lactate Solution	Disinfectant and preservative drug. Used for disinfection of traumatic and disinfected wounds.

13	Triamcinolone Acetonide and Neomycin Paste	Used for neurodermatitis circumscripta and chronic eczema. Also used for psoriasis with small size.
14	Double - coptis Suppository	Course wind and resolve the exterior, heat-clearing and detoxifying. Used for influenza caused by affection of exogenous wind-heat, with the symptom of fever, cough and sore throat and upper respiratory tract infection and pneumonia with the symptom of fever, cough and sore throat.
15	Methylrosanilinium Chloride Solution	Disinfectant and preservative drug.
16	Iodine Tincture	The same as above.
17	Mercurochrome Solution	The same as above.
18	Hydrogen Peroxide Solution	The same as above.
19	Halcinonide Cream	Grucocorticoid. Skin external use drug. Used for dermatoneuritis and psoriasis.
20	Compound Fluocinonide Tincture	Grucocorticoid. Used for dermatoneuritis and psoriasis.
21	Policresulen Vaginal Suppository	Anti-microbial and hemostasis drug.

In addition, HLJ Huimeijia is a holder of one patent for utility models, five patents for external design and two trademarks in China, including the Chinese characters of “Xue Du” that has good reputation among customers in northeastern in China.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required pursuant to Item 9.01(a) of Form 8-K are not being filed herewith. Such financial statements will be filed by amendment not later than seventy one (71) calendar days after the date the Current Report on Form 8-K reporting the closing of the acquisition is required to be filed, or February 8, 2014, pursuant to Item 9.01(a)(4) of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is not being filed herewith. Such pro forma financial information will be filed by amendment not later than seventy one (71) calendar days after the Current Report on Form 8-K reporting the closing of the acquisition is required to be filed, or February 8, 2014, pursuant to Item 9.01(b)(2) of Form 8-K.

(c) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

10.1	Stock Transfer Agreement, dated April 10, 2013 and Supplementary Agreement of Stock Transfer Agreement, dated June 18, 2013, each by and between Harbin Humankind Biology Technology Co., and Liyuan Sun (Incorporated herein by reference to Exhibit 10.23 to the Annual Report on Form 10-K filed with the SEC on October 15, 2013).

10.2	Stock Transfer Agreement, dated April 10, 2013 and Supplementary Agreement of Stock Transfer Agreement, dated June 18, 2013, each by and between Harbin Humankind Biology Technology Co., and Wenbin Zhang (Incorporated herein by reference to Exhibit 10.24 to the Annual Report on Form 10-K filed with the SEC on October 15, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2013

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

By:	/s/ Xin Sun
Name:	Xin Sun
Title:	Chief Executive Officer and Chief Financial Officer